                                                                 EXHIBIT e(3)(b)

                               AMENDMENT NO. 1 TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY



         The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware business trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST


Treasury Portfolio

o        Cash Management Class

o        Institutional Class

o        Personal Investment Class

o        Private Investment Class

o        Reserve Class

o        Resource Class

o        Sweep Class

Treasury TaxAdvantage Portfolio

o        Cash Management Class

o        Institutional Class

o        Personal Investment Class

o        Private Investment Class

o        Reserve Class

o        Resource Class

o        Sweep Class

Government & Agency Portfolio

o        Cash Management Class

o        Institutional Class

o        Personal Investment Class

o        Private Investment Class

o        Reserve Class

o        Resource Class

o        Sweep Class

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:                        , 2001
       -----------------------

                                           SHORT-TERM INVESTMENTS TRUST


Attest:                                    By:
       --------------------------------       ---------------------------------
Name:                                      Name:  Robert H. Graham
Title:                                     Title: President

(SEAL)

                                           FUND MANAGEMENT COMPANY



Attest:                                    By:
       --------------------------------       ---------------------------------

Name:                                      Name:  J. Abbott Sprague
Title:                                     Title: President


(SEAL)